                                                                  EXHIBIT 99.257

12404 PARK CENTRAL DRIVE
DALLAS, TX 75251                                             [PEROTSYSTEMS LOGO]
972.340.6429
972.340.6081 FAX



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
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                           Post It Fax Note      7571          Date   5/22       #of pages   6
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                           To /s/ KEN SCOTT                    From   /s/ STEVE APPELT
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                           Co. Dept.                           Co.
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                           Phone #                             Phone # 614-324-4565
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                           Fax # 972-340-6081                  Fax #
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FAX

TO:       Steve Appelt             FROM:     Ken Scott
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FAX:      614.324.4591             PHONE:    972.340.6429
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PHONE:    614.324.4565             PAGES:    6
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RE:       NDA                      DATE:     May 21, 2001
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[ ] URGENT [ ] FOR REVIEW [ ] PLEASE COMMENT [ ] PLEASE REPLY [ ] PLEASE RECYCLE


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- COMMENTS

Steve:

Attached is the signed NDA. Please initial the minor changes (I added our company and address), sign and fax the executed agreement to me at 972.340.6081.

                           CONFIDENTIALITY AGREEMENT

This CONFIDENTIALITY AGREEMENT ("Agreement") is made and entered into by and between AEP Energy Services, Inc. an Ohio corporation having a principal place of business at 1 Riverside Plaza, Columbus, Ohio 43215 ("AEPES") and, Perot Systems Corporation having a principal place of business at 12404 Park Central Dr., Dallas, TX 75251 ("Company"). Company and AEP may be hereinafter referred to individually as "Party" and collectively as the "Parties".


                                  WITNESSETH:

WHEREAS, AEPES and Company are considering a possible business relationship (the "Transaction") by which the Parties would explore several business opportunities, including a potential purchase of or participating ownership interest in the

WHEREAS, each of the Parties and their affiliates are in possession of trade secrets, technology, drawing specifications and/or other confidential information relating to its businesses and business interests and may find it desirable and necessary to exchange such information during the course of these negotiations.

NOW, THEREFORE, In consideration of the mutual covenants contained herein, the Parties agree as follows:

1. CONFIDENTIAL INFORMATION. "Confidential Information" is defined to include any information (not included in Section 4 below) that is disclosed by or about either party and/or their affiliate(s) (the "Disclosing Party") to the other party and/or their affiliate(s) (the "Receiving Party") in connection with the Transaction, such as:

        a. Written information or machine readable data, including notes, reports, assessments, specifications, drawings, financial statements and projections, software and databases, customer information, sales and marketing strategies, and any other written information or machine readable data;

        b. Orally conveyed information, including but not limited to demonstrations;

        c. Any hardware, including but not limited to samples, devices and any other physical embodiments delivered to the Receiving Party; and

        d. Any documents jointly or separately generated by the Parties that reflect, interpret, incorporate, evaluate, or are derived from the information described above (such documents being hereinafter referred to as "Evaluation Material").

2. CONFIDENTIALITY. For a period of two years from the date hereof, the Receiving Party agrees:

        a. to keep all Confidential Information confidential and not to copy, distribute, disclose or disseminate the Confidential Information in any manner to any person or entity, provided, however, that a limited number of copies of written materials may be made by the Receiving Party in order for the Receiving Party to adequately use the Confidential Information within the terms and conditions of this Agreement and that each copy is considered as Confidential Information and as an original in accordance with this Agreement; and

        b. not to disclose that the Evaluation Material has been generated, or that either Party and any entity identified in the Confidential Information may be considering a business relationship or have had, are having or propose to have any discussions with respect thereto.

        Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information to those employees, officers, directors, agents, consultants, and advisors (collectively "Representatives") whose access is necessary to conduct the investigations and negotiations contemplated herein and who have been informed of the confidentiality restrictions contained in this Agreement. However, the Receiving Party may only disclose the Confidential Information to non-employee Representatives of the Company whose access is necessary if the non-employee Representatives are provided with a copy of this Confidentiality Agreement and agree to be bound by the terms of this Agreement.

        Each Party agrees to be responsible for the actions, uses and disclosures of any of its Representatives.

3. OWNERSHIP AND USE OF CONFIDENTIAL INFORMATION. All Confidential Information except Evaluation Materials shall remain the property of the Disclosing Party. No license or other rights under any patents or other proprietary rights is granted or implied by the conveyance of the Confidential Information. The Receiving Party shall not use the Confidential Information for any purpose other than to effectuate the investigative and negotiation purposes of this Agreement.

4. NON-CONFIDENTIAL INFORMATION. The restrictions and confidentiality obligations set forth in this Agreement shall not apply to Confidential Information which:

        a. is or becomes part of the public domain through no fault of the Receiving Party.
        b. is disclosed to the Receiving Party by a third party when the Receiving Party reasonably believes the third party was not prohibited from making such disclosure;
        c. was in the possession of the Receiving Party on a non-confidential basis prior to disclosure by the Disclosing Party;
        d. subject to Section 8 hereof, is required to be disclosed to comply with any applicable law, order, regulation or ruling.

5. PUBLIC DISCLOSURE. Neither Party shall make any press release or other public utterances of any kind regarding this Agreement, the Transaction, the information received pursuant to this Agreement or the contents of this Agreement without prior written consent of the other Party.

6. DISPOSITION OF CONFIDENTIAL INFORMATION. Either Party (the "requesting Party") upon written request from the other Party, shall promptly, but in any case within 14 days, return to the other Party or destroy all Confidential Information, including without limitation, drawings and other documents, and any copies or summaries thereof, but excepting Evaluation Material. If the Confidential Information is destroyed, upon request, the other Party shall provide the requesting Party with a certificate stating that all Confidential Material has been destroyed. The Evaluation Material, including all copies thereof, will be destroyed by the other Party within said period and, if requested by the requesting Party, the other Party shall provide the requesting Party with a certificate of destruction.

7. PROTECTION OF CONFIDENTIAL INFORMATION. Each Party shall use efforts to protect the confidentiality of the Confidential Information which are at least as stringent as those which it uses to protect its own confidential information.

8. LEGALLY REQUIRED DISCLOSURE. If either Party becomes legally compelled to disclose any of the Confidential Information, or if such disclosure is necessary in order to obtain or maintain regulatory or governmental approvals, applications or exemptions, such Party will provide the other Party with as much advance notice as practicable to afford the opportunity to seek an appropriate protective order or other remedy to prevent or narrow the disclosure or to ensure that such information will continue to be treated in as confidential a manner as possible.
        In such cases, the Party may furnish only that portion of the Confidential Information which is legally required or necessary and shall cooperate with the other Party to enable it to obtain a protective order or other reliable assurance that confidential treatment will be accorded the same.

9. TERM OF AGREEMENT. This Agreement will be effective as of the date hereof and will terminate two years after its effective date.

11. WARRANTIES. Each Party acknowledges that other Party (including its trustees, directors, officers, employees, and agents) makes no express of implied representation or warranty as to the accuracy or completeness of any Confidential information and that the other Party shall have no liability arising out of or relating to the Party's or its Representatives' use of any Confidential Information.

12. REMEDIES. Each Party understands and agrees that monetary damages would not be adequate remedy for a breach of this Agreement. In the event of any breach or threatened breach by either Party of this Agreement, the other Party shall be entitled to injunctive and other equitable relief, and that there shall be no pleading in defense thereto that there would be an adequate remedy at law. Such remedy shall be in addition to all other remedies available to it at law or in equity. The non-breaching Party shall also be entitled to recover its reasonable legal fees and expenses and costs in enforcing this Agreement or recovering damages for any breach hereof.

13.     NOTICES. Addresses for notices and requests are:

        AEP Energy Services, Inc.
        1 Riverside Plaza
        Columbus, Ohio 43215
        Attention: GENERAL COUNSEL

        PEROT SYSTEMS CORPORATION
        12404 PARK CENTRAL DR.
        DALLAS, TX 78251

        Attention: GENERAL COUNSEL

        Notices shall be in writing and shall be given to the designated representative, either by personal delivery or by the U.S. Mail, facsimile, or other similar means mutually agreeable to AEPES and the Company. All notices shall be effective upon receipt.

14. APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Ohio, without regard to the conflict of laws in effect therein.

15. ASSIGNMENT. This Agreement may not be assigned, delegated or transferred by either Party in any way, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

16. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the Parties, supercedes any prior understandings or representations relating to the subject matter hereof, and shall not be subject to change or amendment except by subsequent written agreement signed by authorized representatives or the Parties. All provisions of this Agreement are severable, and the unenforceability of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

17. FINALIZATION OF TRANSACTION. Until AEPES and the Company have executed the documents necessary to finalize the Transaction, neither Party shall have any liability to the other Party with respect to a Transaction.

18. NO WAIVER. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege hereunder.

19. COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed in counterparts, with each executed counterpart having the same force and effect as the original counterpart. This Agreement shall be deemed binding upon the Parties if each Party executes this Agreement, sends the executed Agreement via facsimile to the other Party, and receives confirmation of receipt of the executed Agreement from the other Party.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the 22ND day of May 2001.

AEP Energy Services, Inc.


By:     /s/                                 By:    /s/
   -----------------------------               ------------------------
Title: SRVP - Administration                Title: Vice President
      --------------------------                  ---------------------
       AEP Energy Services, Inc.                   Perot Systems Corp.


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